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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                            TEXON INTERNATIONAL PLC

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of Texon International plc (the "Company") made pursuant to the Prospectus, dated
                        -------                                          -------
  , 1998 (as the same may be amended or supplemented from time to time, the
--
"Prospectus"), and the related Letter of Transmittal (the "Letter of
-----------                                                ---------
Transmittal") if the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the "Exchange Agent") on or prior to 5:00
                                           --------------
p.m., New York City time, on the Expiration Date (as defined in the Prospectus) or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer -- Guaranteed Delivery Procedures"
section in the Prospectus.  The term "Old Notes" means the Company's outstanding
                                      ---------
10% Senior Notes due 2008.


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON THE EARLIER
OF            , 1998 (UNLESS EXTENDED) OR THE DATE ON WHICH 100% OF THE OLD
   -------- --
NOTES ARE VALIDLY TENDERED AND NOT WITHDRAWN (THE "EXPIRATION DATE").  TENDERED
                                                   ---------------
OLD NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

             Deliver to:  The Chase Manhattan Bank, Exchange Agent:

                      By Hand, Mail or Overnight Courier:

                         The Chase Manhattan Bank
                         450 West 33rd Street
                         15th Floor
                         New York, New York 10001

                         By Facsimile:
                         (212) 946-8177

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby
                         --------------
acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -
- Guaranteed Delivery Procedures" section in the Prospectus and the Letter of Transmittal.

Principal Amount of Old Notes             Signature(s)_________________________
Tendered $___________________             _____________________________________
Certificate Nos.
(if available)_______________             Please Print the Following Information

                                          Names(s) of Registered Holders_______
Total Principal Amount                    _____________________________________
  Represented by Old Notes
  Certificate(s)_____________             Address_______________________________
If Old Notes will be tendered by book-    ______________________________________
 entry transfer, provide the following
 information:

DTC Account Number___________             Area Code and Telephone Number(s)____
                                          _____________________________________
Dated: _____________________, 1998


                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm ______________________             (Authorized Signature)__________

Address____________________________             Name____________________________
___________________________________             Date____________________________
     Zip Code

Area Code and
Telephone Number___________________